UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2018

AVADEL PHARMACEUTICALS PLC

(Exact name of registrant as specified in its charter)

Ireland (State or Other Jurisdiction of Incorporation)	001-37977 (Commission File Number)	98-1341933 (I.R.S. Employer Identification No.)

Block 10-1 Blanchardstown Corporate Park, Ballycoolin Dublin 15, Ireland (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant’s telephone number, including area code: +353 1 485 1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Closing of Exchangeable Senior Notes Offering

On February 16, 2018, Avadel Finance Cayman Limited, a Cayman Islands exempted company (the “Issuer”) and an indirect wholly-owned subsidiary of Avadel Pharmaceuticals plc (the “Company”), completed its previously announced private placement of its 4.50% exchangeable senior notes due 2023 (the “Notes”) to three investment banking firms acting as initial purchasers (together, the “Initial Purchasers”). The Initial Purchasers subsequently resold the Notes to qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). In the offering, the Initial Purchasers purchased an aggregate principal amount of $143,750,000 of Notes, which includes Notes purchased pursuant to the exercise in full by the Initial Purchasers of their option to purchase up to an additional $18,750,000 aggregate principal amount of Notes.

The Company estimates that the net proceeds from the offering of the Notes will be approximately $137,700,000 after deducting the Initial Purchasers’ discount and estimated offering expenses payable by the Issuer and the Company. The Company, through an intercompany loan expected to be made by the Issuer with the net proceeds from the offering of the Notes, intends to use the net proceeds from the Offering for general corporate purposes, including expenditures related to the Company’s commercialization efforts for Noctiva™, and the acquisition of, or investment in, complementary businesses, products or technologies. The Company used cash on hand to redeem $18 million of the Company’s outstanding ordinary shares through the purchase of American Depositary Shares (“ADSs”) in connection with the closing of the offering of the Notes in privately negotiated transactions effected through one of the Initial Purchasers or its affiliates.

The Notes, the Guarantee and the Indenture

The Notes were issued pursuant to an Indenture, dated as of February 16, 2018 (the “Indenture”), among the Issuer, the Company and The Bank of New York Mellon, as trustee. The Notes are senior unsecured obligations of the Issuer, and are fully and unconditionally guaranteed, on a senior unsecured basis, by the Company (the “Guarantee”).

Interest on the Notes will be payable semi-annually in cash in arrears on February 1 and August 1 of each year, beginning on August 1, 2018, at a rate of 4.50% per year. In certain circumstances, the Issuer and the Company may be required to pay additional amounts as a result of any applicable tax withholding or deductions required in respect of payments on the Notes. The Notes mature on February 1, 2023 unless earlier exchanged, repurchased or redeemed. The Issuer may not redeem the Notes prior to their maturity date unless certain tax-related events occur.

Subject to satisfaction of certain conditions and during certain periods, the Notes are exchangeable at an initial exchange rate of 92.6956 ADSs per $1,000 principal amount of the Notes (so long as the principal amount of such holder’s notes not exchanged is at least $200,000), which is equal to an initial exchange price of approximately $10.79 per ordinary share. Upon exchange, the Notes may be settled in cash, ADSs, or a combination of cash and ADSs, at the Issuer’s election. The exchange rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. Following a “make-whole fundamental change” (as defined in the Indenture) or upon the Issuer’s issuance of a notice of redemption, the Issuer will increase the exchange rate for a holder who elects to exchange its Notes in connection with such “make-whole fundamental change” or during the related redemption period in certain circumstances.

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If the Issuer or the Company undergoes a “fundamental change” (as defined in the Indenture), subject to certain conditions, holders may require the Issuer to repurchase for cash all or part of their Notes at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.

The Indenture includes customary terms and covenants, including certain events of default after which the Notes may be due and payable immediately. The following events are considered “events of default,” which may result in acceleration of the maturity of the Notes:

(1) default in any payment of interest on any Note when due and payable and the default continues for a period of 30 days;

(2) default in the payment of principal of any Note when due and payable at its stated maturity, upon tax redemption, upon any required repurchase, upon declaration of acceleration or otherwise;

(3) the Issuer’s failure to comply with its obligation to exchange the Notes in accordance with the Indenture upon exercise of a holder’s exchange right;

(4) the Issuer’s failure to give a fundamental change notice, notice of a make-whole fundamental change or notice of a specified corporate transaction, in each case, when due;

(5) the Company’s or Issuer’s failure to comply with its obligations under the Indenture in connection with a consolidation, merger or sale of assets, or maintaining ownership of Issuer;

(6) the Company’s or Issuer’s failure for 60 days after written notice from the trustee or the holders of at least 25% in principal amount of the Notes then outstanding has been received to comply with any of the Company’s or Issuer’s other agreements contained in the Notes or the Indenture;

(7) default by the Company, the Issuer or any of the Company’s other subsidiaries with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $10.0 million (or its foreign currency equivalent) in the aggregate of the Issuer, the Company and/or any such subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable prior to its maturity date, or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise;

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(8) certain events of bankruptcy, insolvency, or reorganization of the Company or any of the Company’s significant subsidiaries;

(9) a final judgment or judgments for the payment of $10.0 million (or its foreign currency equivalent) or more (excluding any amounts covered by insurance) in the aggregate rendered against the Issuer, the Company or any of its other subsidiaries, which judgment is not discharged, bonded, paid, waived or stayed within 60 days after (i) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished; or

(10) the Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or the Company shall deny or disaffirm its obligations under the Indenture or the Guarantee.

If specified bankruptcy and insolvency-related events of default described in clause (8) above and further specified in the Indenture with respect to the Issuer, the Company or a significant subsidiary of the Company occur, the principal of, and accrued and unpaid interest on, all of the then-outstanding Notes shall automatically become due and payable. If an event of default other than these bankruptcy and insolvency-related events of default occurs and is continuing, the trustee by notice to the Issuer or the holders of 25% or more of aggregate principal amount of the Notes then outstanding by notice to the Issuer and the trustee, may declare the principal of, and accrued and unpaid interest on, all of the then-outstanding Notes to be due and payable.

The Issuer has agreed to use its commercially reasonable efforts to procure approval for the listing of the Notes on a recognized stock exchange for the purposes of Section 64 of the Taxes Consolidation Act 1997 of Ireland prior to August 1, 2018, which is the first interest payment date for the Notes.

The foregoing description of the Notes, the Guarantee, the Indenture and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Letter Agreement Supplementing Deposit Agreement

In connection with the closing of the offering of the Notes, on February 16, 2018 the Company entered into a letter agreement (the “Letter Agreement”) with The Bank of New York Mellon, as depositary (the “Depositary”), which supplements the deposit agreement dated as of January 3, 2017 (the “Deposit Agreement”) among the Company, the Depositary and the owners and holders from time to time of the ADSs issued thereunder. The Letter Agreement, among other things, establishes procedures to enable the Company, prior to the expiration of restrictions under the Securities Act with respect to resales of the Notes, to deposit with the Depositary ordinary shares that constitute Restricted Securities (as defined in the Deposit Agreement) following an exchange by a holder of a principal amount of Notes for ADSs during such period.

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Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above, which is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

See Item 1.01 above and Item 8.01 below, which are incorporated by reference herein.

Item 8.01.	Other Events.

Purchase Agreement

On February 14, 2018, the Issuer and the Company entered into a Purchase Agreement (the “Purchase Agreement”) with the representative of the Initial Purchasers relating to the sale of up to $125.0 million aggregate principal amount of the Notes to the Initial Purchasers in a private placement in reliance on Section 4(a)(2) of the Securities Act and for initial resale by the Initial Purchasers to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Issuer, the Company and the Initial Purchasers relied on these exemptions from registration based in part on representations made by the Issuer, the Company and the Initial Purchasers, respectively. In addition, the Issuer granted the Initial Purchasers a 30-day option to purchase up to an additional $18,750,000 aggregate principal amount of Notes. The Initial Purchasers exercised their option in full on February 16, 2018. The Purchase Agreement includes customary representations, warranties and covenants by the Issuer, the Company and the Initial Purchasers. Under the terms of the Purchase Agreement, each of the Issuer and the Company has agreed to indemnify the Initial Purchasers against certain liabilities under the Securities Act. None of the Notes, the Guarantee or ADSs issuable upon exchange of the Notes has been registered under the Securities Act or the securities laws of any other jurisdiction, and such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Subject to certain exceptions, the Company has agreed not to sell or transfer any ADSs or ordinary shares of the Company for 90 days without first obtaining the written consent of the representative of Initial Purchasers. The Company’s directors and executive officers and certain shareholders have also agreed not to sell or transfer any ADSs or ordinary shares of the Company for 90 days, subject to certain exceptions, without first obtaining the written consent of the representative of Initial Purchasers.

Press Release dated February 14, 2018

On February 14, 2018, the Company issued a press release announcing the pricing of the offering of the Notes. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

4.1	Indenture, dated as of February 16, 2018, by and between the Issuer, the Company and The Bank of New York Mellon, as Trustee.

4.2	Form of 4.50% Exchangeable Senior Note due 2023 (included in Exhibit 4.1).

10.1	Letter Agreement dated February 16, 2018 between Avadel Pharmaceuticals plc and The Bank of New York Mellon.

99.1	Press Release, dated February 14, 2018, titled “Avadel Pharmaceuticals Announces Pricing of $125.0 Million 4.50% Exchangeable Senior Notes due 2023.”

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, all statements related to the expected use of the net proceeds from the offering of the Notes and other future events related to the Notes, and all other statements that are not historical facts. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: the Company’s ability to implement its commercialization efforts for Noctiva™; the Company’s ability to identify complementary businesses, products or technologies as opportunities for acquisition or investment; the Company’s ability to service its substantial outstanding consolidated indebtedness, which requires a significant amount of cash; other risks and uncertainties related to such indebtedness, including, but not limited to, the risks that the accounting method for exchangeable debt securities that may be settled in cash, such as the Notes, is subject to accounting rules that could have a material effect on the Company’s reported consolidated financial results, that changes in the Company’s credit ratings could have an adverse effect on the market price of the Company’s American Depositary Shares and the value of the Notes, and that the Company’s substantial outstanding consolidated debt obligations could result in possible restrictions on the Company’s ability and flexibility to pursue certain future opportunities; and those other risks detailed from time-to-time under the caption “Risk Factors” in the Company’s filings with the Securities and Exchange Commission filings. The Company undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or changes in its expectations.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVADEL PHARMACEUTICALS PLC

By:	/s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary

Date: February 16, 2018

Exhibit Index

4.1	Indenture, dated as of February 16, 2018, by and between the Issuer, the Company and The Bank of New York Mellon, as Trustee.

4.2	Form of 4.50% Exchangeable Senior Note due 2023 (included in Exhibit 4.1).

10.1	Letter Agreement dated February 16, 2018 between Avadel Pharmaceuticals plc and The Bank of New York Mellon.

99.1	Press Release, dated February 14, 2018, titled “Avadel Pharmaceuticals Announces Pricing of $125.0 Million 4.50% Exchangeable Senior Notes due 2023.”